Horace Mann Life Insurance Company Separate Account
Supplement dated May 15, 2025
to the Prospectuses dated May 1, 2025
for
Horace Mann Personal Retirement Planner Individual Non-Qualified Flexible Premium Deferred Variable Annuity Contract
Issued by
Horace Mann Life Insurance Company
Horace Mann Life Insurance Company Separate Account
This supplement updates certain information contained in the above listed prospectus. You should read this supplement carefully and keep it with your prospectus for future reference. You may obtain an additional copy of the prospectus by writing to 1 Horace Mann Plaza, Springfield, IL 62715 or view the prospectus by going to our website at horacemann.com and clicking on “Retirement”, “Retirement Education”, and then “Learn more” under “Prospectuses Online”. All capitalized terms used in this supplement have the same meaning as provided in the prospectuses.
Horace Mann Life Insurance Company was made aware that the Neuberger Berman Genesis Fund was not eligible to be an investment option in this product. As a result, the Neuberger Berman Genesis Fund was replaced by the ClearBridge Variable Small Cap Growth Fund Class I. This change required several changes to the prospectus which are listed below.
Under Important Information You Should Consider About the Contract and Ongoing Fees and Expenses (Annual Charges), the Investment Options (Portfolio Company Fees and Expenses) Maximum is updated to be 0.94% as a percentage of Portfolio Company assets.
Under Important Information You Should Consider About the Contract and Ongoing Fees and Expenses (Annual Charges): the HIGHEST ANNUAL COST is updated to be $2,242.
Under Fees and Annual Portfolio Company Expenses: Maximum is updated to be 0.94%.
Under Fees and Example and $35 Administrative Expense: the costs are updated to be as follows: 1 year – $2,242; 3 years – $6,908; 5 years – $11,826; 10 years – $25,316.
Under Fees and Example and $25 Administrative Expense: the costs are updated to be as follows: 1 year – $2,232; 3 years – $6,879; 5 years – $11,778; 10 years – $25,227.
Under Appendix A: Portfolio Companies Available Under the Contract: Neuberger Berman Genesis Fund Advisor Class / Neuberger Berman Investment Advisers, LLC; Current Expenses – 1.34%; Average Annual Total Returns (as of 12/31/24): 1-year – 15.19%; 5-year – 11.87%; 10-year – 8.18% is replaced with the following:
ClearBridge Variable Small Cap Growth 1 / Franklin Templeton Fund Adviser, LLC; Current Expenses – 0.80%; Average Annual Total Returns (as of 12/31/24): 1-year – 4.50%; 5-year – 5.39%; 10-year – 7.93%.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time. The prospectuses for the Portfolio Companies are available online at www.horacemann.com. To access this information, click on “Retirement”,

“Retirement Education”, and then “Learn more” under “Prospectuses Online”. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
If You have any questions regarding this Supplement, please contact Your registered representative or Our Home Office at 1-800-999-1030.